Exhibit 99.1 • 41st Annual J.P. Morgan ai0MARIN Healthcare Conference January 9, 2023 Transforming Lives Through Genetic Discovery J.J. Bienaime Chairman and Chief Executive Officer

Safe Harbor This non -confidential presentation contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. (BioMarin), including, without limitation, statements about: the expected financial performance of BioMarin, including, without limitation, preliminary unaudited total revenues and revenue from sales of VOXZOGO for fiscal year 2022, double-digit revenue growth in 2023, sustainable growth and profitability, profit margin expansion, mid-decade revenues, and other specified financial guidance; the markets for BioMarin's products and product candidates, including, without limitation, the addressable patient populations in BioMarin territories and commercial market opportunities; and BioMarin's development of product candidates and commercialization of products, including, without limitation, IND submissions anticipated in 2023, the outcome of BioMarin's BLA resubmission for ROCTAVIAN to the FDA, and the commercial launch of ROCTAVIAN. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: completion of BioMarin's normal quarter and year-end accounting procedures for the quarter and the year ended December 31, 2022 and completion of the external audit with respect to such periods by BioMarin's independent registered public accounting firm; results and timing of current and planned preclinical studies and clinical trials; BioMarin's ability to successfully manufacture its commercial products and product candidates; the content and timing of decisions by the FDA, the European Commission and other regulatory authorities concerning products and product candidates; BioMarin's success in the commercialization of its commercial products; and those factors detailed in the press release issued January 8, 2023, as well as BioMarin's filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption Risk Factors in BioMarin's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 as such factors may be updated by any subsequent reports. Investors are urged not to place undue reliance on forward -looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward - looking statement, whether as a result of new information, future events or otherwise. BiOMARI N 2

Significant Future Growth Expected Driven by VOXZOGO and ROCTAVIAN VOXZOGO & ROCTAVIAN N $46 - $56 >2x New Base $4B-$5B Products Products -50% -50% Mid-Decade $2.09B $1.85B N 2021 20221 Mid- / End of Decade Decade All other products Anticipated Revenue Growth Enablers Continued growth within Base indication launch of Regulatory approval of U.S. Expansion of VOXZOGO & base portfolio VOXZOGO & ROCTAVIAN ROCTAVIAN ROCTAVIAN indications BIOMARIN 6 1 Unaudited preliminary 2022 revenue estimate

# VOXZOGO: Opportunity to Expand Markets in Achondroplasia (ACH)

*1,000+ Additional Children Eligible for Treatment upon Anticipated U.S. and E.U. Age Expansions*

## VOXZOGO Achondroplasia Market Opportunity


~17,000
Approved age ranges:
• U.S. 5+
• Japan all
• EMA 2+
• ROW 2+
300
800
18,000+
$3B+ Annual Market Opportunity
Initially Indicated Patients
EMA Expansion Age < 2
U.S. Expansion Age < 5
Total Potential Indicated ACH Patients
ACH Indicated Market Value

(Approximately 1,000 newborns with achondroplasia born each year in BioMarin territories)

## Launch Excellence

**2022 Commercial Execution**

- 1 year anniversary
- Over **1,000** children treated at year-end
- 32 active markets to date
- $169M[1] expected 2022 revenue

**2023 Opportunities**

- Continued uptake of patients, and expansion into additional new markets
- Potential age label expansions in the U.S. and Europe

9

[1] Unaudited preliminary 2022 revenue estimate

BIOMARIN